UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2023

IDEANOMICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	20-1778374
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

001-35561

(Commission File Number)

1441 Broadway, Suite 5116, New York, NY 10018

(Address of principal executive offices) (Zip Code)

212-206-1216

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	IDEX	The Nasdaq Stock Market

Item 1.01 Entry into a Material Definitive Agreement

As previously reported on July 26, 2021, Ideanomics, Inc. (the “Company”) entered into a subscription agreement (the “Agreement”) to invest $25,000,000 in the Minority Depository Institution Keepers Fund (the “MDI Fund”) over a period of three years and was admitted as a limited partner of the MDI Fund. To date, the Company has made aggregate contributions to the MDI Fund of $4,378,319.

The General Partner issued call notices on December 20, 2022, and on March 31, 2023, pursuant to which the Company was obligated to make contributions to the MDI Fund of $146,129 and $121,684, respectively, and the Company has not made either of such contributions.

On June 9, 2023, the Company, Uber Technologies, Inc. (the “Assignee”), the MDI Fund and Legacy Two GP, LLC (the “General Partner”) entered into an Assignment and Assumption Agreement For Transfer of Limited Partnership Interest (the “Assignment Agreement”), pursuant to which, effective as of June 9, 2023, the Company transferred and assigned all of its partnership interest in the MDI Fund and its rights and obligations under the limited partnership agreement of the MDI Fund, including the obligation to make the defaulted contributions and any future contributions, to the Assignee, and the Assignee assumed such rights and obligations, for no additional consideration by either party. The foregoing description of the Assignment Agreement is qualified in its entirety by reference to the full text of the Assignment Agreement, a copy of which is filed as Exhibit 10.1 to this Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Assignment and Assumption Agreement for Transfer of Limited Partnership Interest, dated June 9, 2023

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ideanomics, Inc.

Date: June 12, 2023	By:	/s/ Alfred Poor
Alfred Poor
Chief Executive Officer